                                                     -------------------------
                                                     Deutsche Asset Management
                                                     -------------------------


PreservationPlus Income

Supplement dated October 1, 2000 (Replacing Supplement dated June 14, 2000) to Prospectus dated January 31, 2000

The following supplements the "Total Returns, After Fees and Expenses" section and the "Financial Highlights" table in the Fund's prospectus:

Total returns for the Fund assume that an investor did not pay a redemption fee at the end of the periods shown.

The following replaces the second paragraph in the "Annual Fund Operating Expenses" section in the Fund's prospectus:

Under normal circumstances, qualified IRA redemptions and qualified plan redemptions that are directed by plan participants are not subject to a redemption fee. All other redemptions are subject to a redemption fee of 2% on the proceeds of the redemption on any day that the "Interest Rate Trigger" is "active," as described under "Buying and Selling Fund Shares."

The following replaces the "Shareholder Fees" table in the Fund's prospectus:

SHAREHOLDER FEES
(fees paid directly from your investment)

Maximum Sales Charge Imposed on Purchases                  None
Maximum Sales Charge on Reinvested Dividends               None
Maximum Redemption Fee (as a percentage of amount
 redeemed, as applicable)                                  2.0%/1/


                                                        A Member of the
                                                        Deutsche Bank Group [/]


-------------------
/1/ The redemption fee payable to the master portfolio is designed primarily to offset those expenses that may be incurred by the master portfolio in connection
with certain shareholder redemptions.   Proceeds from the redemption fee will be
used by the master portfolio to offset the actual portfolio and administrative costs associated with such redemptions, including custodian, transfer agent, settlement, and account processing costs, as well as the adverse impact of such redemptions on the premiums paid for Wrapper Agreements and the yield on Wrapper Agreements. The redemption fee may also have the effect of discouraging redemptions by shareholders attempting to take advantage of short-term interest rate movements.

The amount of, and method of applying, the Redemption Fee, including the operation of the Interest Rate Trigger, may be changed in the future. Shares currently offered in this prospectus would be subject to the new combination of Redemption Fee and Interest Rate Trigger.

The following replaces the second sentence in the "Buying and Selling Fund Shares - IRAs - Redeeming Shares" section in the Fund's prospectus:

When the Interest Rate Trigger is active, redemptions that are not qualified IRA redemptions, as described in the next section, will be subject to the 2% redemption fee.

The following replaces the second and third sentences in the "Buying and Selling Fund Shares - Participant-Directed Employee Benefit Plans - Redeeming Shares"
section in the Fund's prospectus:

There will be no redemption fee assessed for qualified plan redemptions, which are:

 .  Redemptions resulting from the plan participant's death, disability, retirement or termination of employment;
 .  Redemptions to fund loans to, or "in service" withdrawals by, a plan participant; and
 .  Transfers to other plan investment options that are not competing funds* if:
   . your plan does not allow transfers to competing funds; or . your plan requires transfers between the Fund and a non-competing fund to remain in the non-competing fund for a period of at least three months before transfer to a competing fund.

* Competing funds are any fixed income investment options with a targeted average duration of three years or less, or any investment option that seeks to maintain a stable value per unit or share, including money market funds.

All other redemptions of shares will be subject to the 2% redemption fee, if the Interest Rate Trigger is active. Specifically, if your plan allows transfers to competing funds or if they do not require transfers between the Fund and a non-competing fund to remain in the non-competing fund for a period of at least three months before transfer to a competing fund, all transfers will be subject to a redemption fee.

The following replaces the "Buying and Selling Fund Shares - Interest Rate Trigger" section in the Fund's prospectus:

Qualified IRA redemptions and qualified plan redemptions (as described above) are not subject to the redemption fee at any time. All other redemptions are subject to the redemption fee, in the amount of 2%, on the proceeds of such redemptions of shares by shareholders on any day that the "Interest Rate Trigger" (as described below) is "active," and not subject to those charges on days that the Interest Rate Trigger is "inactive." The Interest Rate Trigger is active on any day when, as of the preceding day, the "Reference Index Yield" exceeds the sum of the "Annual Effective Yield" of the PreservationPlus Income Portfolio plus 1.55%. The Reference Index Yield on any determination date is the previous day's closing "Yield to Worst" on the Lehman Brothers Intermediate Treasury Bond Index (R). The status of the Interest Rate Trigger will either be "active" or "inactive" on any day, and shall be determined on every day that the NAV is calculated for the Fund. Once the Interest Rate Trigger is active, it remains active every day until the Reference Index Yield is less than the sum of the Annual Effective Yield of the Portfolio plus 1.30%, at which time the Interest Rate Trigger becomes inactive on the following day and remains inactive every day thereafter until it becomes active again. An example of when and how the redemption fee will apply to the redemption of shares follows.

The Annual Effective Yield of the Portfolio is intended to represent one day's investment income expressed as an annualized yield and compounded annually. The Annual Effective Yield of the Portfolio shall be expressed as a percentage and calculated on each business day as follows based on the dividend declared for the previous day:

               [(1 + Previous Day's Dividend Factor) /\ 365 - 1]
                     ------------------------------
                              NAV Per Share

Please note that the annual effective yield of the Fund will be lower than the annual effective yield of the Portfolio because the Portfolio's expenses are lower than the Fund's.

A shareholder is considering submitting a request for a redemption other than a qualified IRA redemption or a qualified plan redemption to the Fund on March 2nd in the amount of $5,000. Assume that the Reference Index Yield is 8.65% as of the close of business on March 1st and the Annual Effective Yield of the Portfolio is 6.20% as of that date. The Annual Effective Yield of the Portfolio plus 1.55% equals 7.75%. Since this is less than the Reference Index Yield of 8.65%, the Interest Rate Trigger is active. Thus, the net redemption proceeds to the shareholder will be $4,900. The redemption fee will continue to apply to all redemptions that are not qualified IRA redemptions or qualified plan redemptions until the day after the Reference Index Yield is less than the sum of the Annual Effective Yield of the Portfolio plus 1.30%.

(Please note that this example does not take into consideration an individual shareholder's tax issues or consequences including, without limitation, any withholding taxes that may apply.)

The amount of, and method of applying, the Redemption Fee, including the operation of the Interest Rate Trigger, may be changed in the future. Shares currently offered in this prospectus would be subject to the new combination of Redemption Fee and Interest Rate Trigger.

You can obtain information regarding when the Interest Rate Trigger is active, as well as the Annual Effective Yield of the Portfolio and the Reference Index Yield by calling 1-800-730-1313 or your service agent.

The following replaces the fourth bullet in the "Buying and Selling Fund Shares - Important Information About Buying and Selling Fund Shares" section in the Fund's prospectus:

 . Qualified plan redemptions and qualified IRA redemptions are not subject to a 2% redemption fee at any time.


              Please Retain This Supplement for Future Reference


BT Investment Funds
SUPP1722 (9/00)

CUSIP: 055922660